SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF EACH OF THE LISTED FUNDS

Xtrackers Emerging Markets Carbon Reduction and Climate Improvers ETF (EMCR)
Xtrackers FTSE Developed ex US Multifactor ETF (DEEF)
Xtrackers High Beta High Yield Bond ETF (HYUP)
Xtrackers Low Beta High Yield Bond ETF (HYDW)
Xtrackers MSCI EAFE Selection Equity ETF (EASG)
Xtrackers MSCI Emerging Markets Climate Selection ETF (EMCS)
Xtrackers MSCI Kokusai Equity ETF (KOKU)
Xtrackers MSCI USA Climate Action Equity ETF (USCA)
Xtrackers MSCI USA Selection Equity ETF (USSG)
Xtrackers Net Zero Pathway Paris Aligned US Equity ETF (USNZ)
Xtrackers Nifty 500 India ETF (IND)
Xtrackers Risk Managed USD High Yield Strategy ETF (HYRM)
Xtrackers RREEF Global Natural Resources ETF (NRES)
Xtrackers Russell 1000 US Quality at a Reasonable Price ETF (QARP)
Xtrackers Russell US Multifactor ETF (DEUS)
Xtrackers S&P 500 Scored & Screened ETF (SNPE)
Xtrackers S&P 500 Growth Scored & Screened ETF (SNPG)
Xtrackers S&P Dividend Aristocrats Screened ETF (SNPD)
Xtrackers S&P MidCap 400 Scored & Screened ETF (MIDE)
Xtrackers S&P 500 Value Scored & Screened ETF (SNPV)
Xtrackers S&P 500 Diversified Sector Weight ETF (SPXD)
Xtrackers Short Duration High Yield Bond ETF (SHYL)
Xtrackers USD High Yield BB-B ex Financials ETF (BHYB)
Xtrackers USD High Yield Corporate Bond ETF (HYLB)

The following disclosure is added for each fund in the “Transaction Fees” sub-section of the “Investing in the Funds” section in each fund’s prospectus:
If a purchase or redemption consists of a cash portion and a fund places a brokerage transaction to purchase portfolio securities with an AP (or an affiliated or unaffiliated broker-dealer that is engaged through the AP), the AP may be required, in its capacity as broker-dealer with respect to that transaction, to cover certain brokerage, tax, foreign exchange, execution, and price movement costs through an execution performance guarantee, as described in the SAI.
The following disclosure is added under the sub-heading “Cash Purchase Method” under the “Creation and Redemption of Creation Units” sub-section of the “PURCHASE AND REDEMPTION OF SHARES” section of each fund’s Statement of Additional Information:
Alternatively, if a purchase consists of a cash portion and a fund places a brokerage transaction to purchase portfolio securities with an authorized participant (or an affiliated or unaffiliated broker-dealer that is engaged through the authorized participant), the authorized participant may be required, in its capacity as broker-dealer with respect to that transaction, to cover certain brokerage, tax, foreign exchange, execution, and price movement costs through an Execution Performance Guarantee, as described in the “Portfolio Trading by Authorized Participants” section of this SAI.
The following disclosure is added under the “PORTFOLIO TRANSACTIONS” section of each fund’s Statement of Additional Information:
Portfolio Trading by Authorized Participants. When creation or redemption transactions consist of cash, the transactions may require a fund to contemporaneously transact with broker-dealers for purchases of Deposit Securities (as defined above under Fund Deposit) or sales of Fund Securities (as defined above under Redemption of Creation Units) as applicable. Depending on the timing of the transactions and certain other factors, such transactions with an applicable broker-dealer may be placed with the purchasing or redeeming authorized participant in its capacity as a broker-dealer (or with a broker-dealer affiliated with the authorized participant or a third party broker-dealer engaged through the authorized participant) and conditioned upon an agreement with the authorized participant or its affiliated broker-dealer to transact at guaranteed prices in order to reduce transaction costs that the fund would otherwise incur as a consequence of settling creations or redemptions in cash rather than in-kind.
Following a fund’s receipt of a creation or redemption order, to the extent such purchases or redemptions consist of a cash portion, the fund may enter an order with the transacting authorized participant or its affiliated broker-dealer to purchase or sell the Deposit Securities or Fund Securities, as applicable. Depending on the timing of the transaction and certain other factors, such authorized participant or its affiliated broker-dealer will be required to guarantee that the fund will achieve execution of its order at a price at least as favorable to the fund as the fund’s valuation of the Deposit Securities/Fund Securities
October 1, 2025
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used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order (the “Execution Performance Guarantee”). Such orders may be placed with the purchasing or redeeming authorized participant (or a broker-dealer affiliated with the authorized participant or a third-party broker-dealer engaged through the authorized participant) in its capacity as a broker-dealer. The amount payable to each Fund in respect of any Execution Performance Guarantee will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.
If the broker-dealer executing an order with an Execution Performance Guarantee achieves executions in market transactions at a price equal to or more favorable than the fund's valuation of the Deposit Securities or Fund Securities, as applicable, then the broker-dealer generally may retain the benefit of the favorable executions If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Fund's valuation of the Deposit Securities or Fund Securities, as applicable, the broker-dealer will honor the Execution Performance Guarantee and cover the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs).
The circumstances under which the Execution Performance Guarantee will be used may change from time to time based on the actual experience of the fund.
Please Retain This Supplement for Future Reference
October 1, 2025
PRO_SAISTKR25-38